DEPOSITS (Schedule of Maturities of Retail and Wholesale Savings Certificates) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013
Maturities of retail and wholesale savings certificates
Within one year	$ 29,231
Beyond one year but within two years	4,998
Beyond two years but within three years	1,854
Beyond three years but within four years	1,661
Beyond four years but within five years	853
Beyond five years	232
Total	$ 38,829